STATEMENT OF ADDITIONAL INFORMATION

FPA NEW INCOME, INC.

11601 Wilshire Blvd., Suite 1200

Los Angeles, California 90025

January 31, 2017

This Statement of Additional Information (“SAI”) supplements the current Prospectus of FPA New Income, Inc. (“Fund”) (FPNIX) dated January 31, 2017, as it may be amended from time to time. This SAI should be read in conjunction with the Fund’s Prospectus.  Although this SAI is not itself a prospectus, it is, in its entirety, incorporated by reference into the Fund’s Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 235 West Galena Street, Milwaukee, Wisconsin 53212, telephone (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands); web site www.fpafunds.com.  Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

INVESTMENT ADVISORY AND OTHER SERVICES	40
Investment Adviser	40
Principal Underwriter	41
Administrator	42
Transfer Agent	42
Custodian	42
Independent Registered Public Accounting Firm	42
Legal Counsel	42
PORTFOLIO MANAGERS	42
Other Accounts Managed by Portfolio Managers	43
Conflicts of Interest	43
Compensation	45
Ownership of Securities	46
PORTFOLIO TRANSACTIONS AND BROKERAGE	46
CAPITAL STOCK	48
Common Stock	48
Voting Rights	48
PURCHASE, REDEMPTION AND PRICING OF SHARES	48
Net Asset Value	48
In-Kind Purchases	49
Authorized Financial Intermediaries	50
FPA Exchange Privilege	50
Redemption of Shares	50
Telephone Redemption	50
Redemptions-In-Kind	51
Redemption Fee	51
Excessive Trading and Market Timing	53
TAX SHELTERED RETIREMENT PLANS	53
FEDERAL TAX ASPECTS	54
General	54
Zero Coupon Securities	55
Market Discount	55
Lower-Rated Securities	55
Certain Fixed Income Securities	55
Special Tax Treatment	56
Non-U.S. Investments	56
Non-U.S. Currencies	57
Taxation of the Fund’s Shareholders	57
Foreign Account Tax Compliance Act	58
FINANCIAL STATEMENTS	59
APPENDIX A: RATINGS	60

FUND HISTORY

The Fund is organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1966.

DESCRIPTION OF PERMITTED INVESTMENTS

Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below.  The Fund may employ new strategies without prior notification to shareholders, unless it expects such strategies to become principal strategies.  You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Restrictions.” First Pacific Advisors, LLC (the “Adviser” or “FPA”) serves as the investment adviser to the Fund.

Debt Securities.  The Fund will invest primarily in a diversified portfolio of debt securities, cash and cash equivalents.  The cash equivalent securities that the Fund may invest in may include publicly traded securities issued by the U.S. Government or agencies of the U.S. government, certificates of deposit, commercial paper, repurchase agreements, bankers’ acceptances and other similar short-term bonds with an original maturity not exceeding thirteen months.  Corporations and governments use debt securities to borrow money from investors.  Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero- coupon bonds, do not pay current interest and are purchased at a discount from their face value.  Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Factors affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned.  The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).  Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions).  Current interest rates are at or near historic lows, and future increases in interest rates could result in less liquidity and greater volatility of debt securities.  As a result, investments in debt securities currently faces a heightened level of interest rate risk, especially as the Federal Reserve Board has begun, and may continue, to raise interest rates.  To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. In addition, new regulations applicable to and changing business practices of financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market-making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities.

Prepayment Risk. This risk affects mainly mortgage-backed securities. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may shorten or lengthen the expected average maturity or effective duration of the security beyond what was anticipated at the time of purchase.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to repay the loans underlying mortgage-backed and asset-backed securities earlier than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest that proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield. Rising interest rates can cause the Fund’s expected average maturity to lengthen unexpectedly due to a decrease in mortgage prepayments. Extending the average life of a mortgage-backed security increases the risk of price declines due to future increases in market interest rates.  This extension of the average life would increase the sensitivity of the Fund to rising rates and its potential for price declines. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This would increase the sensitivity of the Fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Rating.  Coupon interest is offered to investors of debt securities as compensation for assuming risk.  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities.  If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated or unrated security.  Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.  The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength.  The Fund primarily uses ratings compiled by Moody’s, S&P and Fitch, but also may use ratings compiled by DBRS, Kroll and Morningstar or any other nationally recognized statistical rating organization (“NRSO”).  Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The portfolio managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it.  A rating agency may change its credit ratings at any time.  The portfolio managers monitor the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating.  The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.  The Fund may invest in securities of any rating.

U.S. Government Securities.  The Fund may invest in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.  U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States.  Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported to the extent such entities have  the right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.  The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC.  FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

Bank Loans.  The Fund may invest in bank loans, which involve risks that are additional to and different from those relating to bonds and other types of debt securities.

There is less publicly available, reliable information about most bank loans than is the case for many other types of debt instruments. Loans are not securities and are not subject to many of the rules governing the securities markets, including disclosure requirements. Traditionally, borrowers under bank loans make non-public information available to their lenders. However, as the universe of bank loan market participants has expanded beyond traditional lenders to include dealers, funds, and other investors who are active in the public securities markets, some participants choose not to receive such non-public information and make investment decisions based solely on public information about the borrower. If the Fund purchases a bank loan and elects not to receive non-public information with respect to the loan, it may forego information that would be relevant to its investment decisions.

An economic downturn generally leads to a higher non-payment rate for bank loans, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Adverse market conditions may impair the liquidity of some actively traded loans. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Revolving Credit Facilities. The Fund may invest in revolving credit facilities (“revolvers”), which involve risks that are additional to and different from those relating to bonds and other types of debt securities.

Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

When the Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of revolvers or unfunded commitments prior to contractual settlement, such investments could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Unfunded Commitments. The Fund may invest in unfunded commitments, which involve risks that are additional to and different from those relating to bonds and other types of debt securities. Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described above under “Revolving Credit Facilities.”

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Inflation-Indexed Bonds.  The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.  Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.  Inflation- indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.  See also “Dividends, Other Distributions and Taxes” in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030, and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Zero Coupon Securities.  The Fund may invest in zero coupon U.S. Government securities, which do not entitle the holder to any periodic payments of interest prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest.  On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.  Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.  See also “Federal Tax Aspects” in the Prospectus.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or non-U.S. private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments.  In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages.  Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages.  Pools of mortgages with different characteristics will have varying average life assumptions.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States.  GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.  The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

Historically, FNMA and FHLMC were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FNMA and FHLMC securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage- backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates.  Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages.  These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds).  The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”).  Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.  However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash.  See also “Federal Tax Aspects.” Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. Government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities.  As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans.  The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities.  As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

The Fund may invest in multiple class securities issued by U.S. Government agencies and instrumentalities such as FNMA or FHLMC, or by private issuers, including collateralized mortgage obligations (“CMOs”) and REMIC pass-through or participation certificates.  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs and REMIC pass-through certificates (“REMIC Certificates”) are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests.  The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of Mortgage Assets.

CMOs and REMIC Certificates are issued in multiple classes.  Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrued on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates.  Parallel pay CMOs and REMIC Certificates are those that are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures.  These securities include (i) accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and (ii) planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates.  The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently.  Shortfalls, if any, are added to the amount payable on the next payment date.  The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC.  In order to create PAC tranches, one or more (“companion”) tranches generally must be created that absorb most of the prepayment risk or volatility in the underlying mortgage assets.  These tranches tend to have market prices and yields that are much more volatile than the PAC classes that provide fixed principal payments within a specified range (or “collar”) of prepayment speeds on the underlying mortgages.

Targeted amortization class (“TAC”) certificates are structured to provide a targeted amount of principal prepayments on the underlying mortgages, with any excess being paid to the TAC support class certificates.  TAC certificates thus have “call protection” but are not protected against slower than expected prepayments, which extend the expected duration of the certificates.

Other CMO tranches that may be acquired include “sticky” and “non-sticky” jump bonds.  These are securities whose principal payment priorities change, depending upon one or more trigger events.  A sticky bond’s principal priority would change once, while a non-sticky bond’s principal priority could change several times.  These descriptions can also be applied to some forms of accrual and companion tranches.

The highest risk tranches in which the Fund may invest are expected to be inverse floaters and non-sticky accrual bonds.  These securities have structures whose average lives may change significantly or the coupon interest rate paid may be highly variable.  Such investments may be utilized as an alternative to purchasing longer-term bonds.

Inverse Floaters.  The Fund may invest in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate.  Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater.  In some circumstances, the coupon on an inverse floater could decrease to zero.  In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities.  In addition, some inverse floaters display extreme sensitivity to changes in prepayments.  As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets.  Inverse floaters may be used alone or in tandem with interest-only stripped mortgage securities.  See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

Private Mortgage Pass-Through Securities.  The Fund may invest in private mortgage pass-through securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and non-U.S. private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets.  Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

Stripped Mortgage Securities.  The Fund may invest in stripped mortgage securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets.  Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest, principal or other distribution on a pool of Mortgage Assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class.  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations.  For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.  Yields on IO classes are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.  There can be no assurance that the Fund will be able to effect a trade of a Stripped Mortgage Security at a time when it wishes to do so. Stripped mortgage securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof, (ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

Risks of Mortgage-Backed Securities

Credit and Market Risks.  Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline).  Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages.  This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change.  Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise.  The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation.  Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value.  The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments.  Other factors that could affect the value of a mortgage-backed security include, among other factors, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  Factors that adversely impact mortgage loan repayments also generally negatively impact mortgage-related securities. For example, the value of mortgage-related securities may be adversely affected by, among other things, disruptions in the credit markets, increases in the default rate on residential mortgages, and/or a decrease in residential home prices.  It is possible that values of mortgage-related securities may be adversely affected for extended periods of time, due to the factors discussed above or other factors.

Prepayment and Redemption Risk.  Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans.  Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner.  In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid.  A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest.  This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities.  The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities.  In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

Risks of Stripped Mortgage Securities and Inverse Floaters.  Both interest-only stripped mortgage securities and inverse floaters are highly sensitive to changes in interest and prepayment rates.  As a result, each individually is highly volatile.  The portfolio managers believe that interest-only stripped mortgage securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities.  Changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only stripped mortgage securities can serve as a hedging device for the Fund.  However, effective use of this hedging technique depends on the portfolio managers’ ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

Risks of Adjustable Rate Mortgages.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security.  In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Alternatively, certain ARMs contain limitations on changes in the required monthly payment.  In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments.  The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations.  As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates.  During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate.  During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value.  Most ARMs generally have annual reset limits or “caps”, for example of 100 to 200 basis points.  Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities.  During periods of declining interest rates, of course, the coupon rates may readjust downward, and result in lower yields.  Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Asset-Backed Securities.  The Fund may invest in asset-backed securities that have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans.  Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.  The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other factors, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due.  In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks of Asset-Backed Securities.  Some asset-backed securities, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  Other asset-backed securities, particularly securities backed by auto loans, are subject to subprime lending and loan-to-value risk.  One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired.  The higher the loan-to-value ratio, the riskier the loan is for a lender.  Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.  Asset-backed securities also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an asset-backed security transaction. Additionally, the value of asset-backed securities are subject to risks associated with the servicers’ performance.  In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.  Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Convertible Securities and High Yield Debt Securities.  The Fund may invest in convertible securities and high yield debt securities. A convertible security is a bond, debenture, or note that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends on a number of factors.

Convertible securities are generally not investment grade, that is, not rated within the equivalent of the four highest categories by S&P.  To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated (i.e. high yield securities), there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities.  The Fund may purchase convertible securities and other debt securities rated the equivalent of BB or lower by S&P, which ratings are considered by the rating agencies to be speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Debt securities rated the equivalent of BB or lower by S&P are commonly referred to as junk bonds.  The portfolio managers do not employ a rating valuation for unrated securities.  Decisions to purchase and sell these securities are based on the portfolio managers’ evaluation of their investment potential and not on the ratings assigned by credit agencies.  Because investment in high yield securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the portfolio managers’ credit analysis than with respect to the Fund’s investments in higher rated securities.  Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities.  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  A projection of an economic downturn, for example, could cause a decline in the prices of high yield securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  In addition, new laws and proposed new laws could negatively impact the market for high-yield bonds.  Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.  There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Prices of high yield securities may decline rapidly in the event a significant number of holders decide to sell.  Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization (“Deep Discount Securities”).  Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the portfolio managers believe that existing factors are likely to improve the company’s financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield.  In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain.  If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless.  The portfolio managers will balance the benefits of Deep Discount Securities with their risks.  While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

Risk Factors of High Yield Securities

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect high yield securities differently from other securities.  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments but more sensitive to adverse economic changes or individual issuer developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.  Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund’s ability to accurately value high yield bonds and the Fund’s assets and on the Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market.  To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

Legislation and Regulation.  New laws or regulations and proposed new laws or regulations could have a negative impact on the market for high yield bonds.  For example, previous legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

Taxation.  Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in- kind securities.  The Fund accrues the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  The Fund is required to distribute such income to its shareholders to satisfy its distribution requirement as a regulated investment company under Subchapter M of the Code and to eliminate any corporate or excise tax at the Fund level.  Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Credit Ratings.  Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the portfolio managers monitor the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments.  The Fund may retain a portfolio security whose rating has been changed.

Preferred Stocks.  The Fund may invest in preferred stocks in an amount not exceeding 5% of its total assets, measured at the time of investment.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Securities of Non-U.S. Issuers.  The Fund can invest up to 25% of its total assets in securities that are not denominated in U.S. dollars or securities of foreign governments and companies.  Non-U.S. securities are debt and equity securities that are traded in markets outside of the United States.  The countries in which these markets are located can be developed or emerging.

Eurodollar and Yankee Obligations. The Fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with non-U.S. investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes, and the expropriation or nationalization of non-U.S. issues.

Emerging Markets.  An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.  The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have securities exchanges.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Risks of Non-U.S. Securities.

Non-U.S. Market Risks. Non-U.S. security investment involves additional risks not present in U.S. investments that can increase the chances that the Fund will lose money. These additional risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. Non-U.S. debt markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Non-U.S. debt markets tend to differ from those in the United States in a number of ways.  As compared to U.S. debt markets, non-U.S. debt markets: are generally more volatile, and not as well developed or efficient; have substantially less volume; trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices that are less developed; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Non-U.S. markets may offer less protection to shareholders than U.S. markets because, among other reasons: non-U.S. accounting, auditing, and financial reporting requirements may render a non-U.S. corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than non-U.S. securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Non-U.S. Economy Risk. The economies of certain non-U.S. markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain non-U.S. economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on non-U.S. investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other non-U.S. market risks include non-U.S. exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in certain non-U.S. countries may be less extensive than those available to investors in the U.S. or other countries. Non-U.S. corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of non-U.S. companies are frequently denominated in non-U.S. currencies. Thus, a change in the value of a non-U.S. currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a non-U.S. currency are: it may be expensive to convert non-U.S. currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for non-U.S.  currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in non-U.S. currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards Risk.  Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. Government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition or otherwise determine its creditworthiness.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the non-U.S. assets held by the Fund may be denominated in euros.

Emerging Markets Risk.  Investing in emerging markets may magnify the risks of non-U.S. investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•                                          Have relatively unstable governments;

•                                          Present greater risks of nationalization of businesses, restrictions on non-U.S. ownership and prohibitions on the repatriation of assets;

•                                          Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•                                          Offer less protection of property rights than more developed countries; and

•                                          Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Non-U.S. Ownership Reporting. Non-U.S. companies may require disclosure of substantial holdings of the company’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a non-U.S. issuer being disclosed to the issuer and potentially to market participants.

Certain Risks of Holding Fund Assets Outside the U. S. Non-U.S. securities in which the Fund invests are generally held outside the U.S. in non-U.S. banks and securities depositories. The Fund’s custodian is its “foreign custody manager.” The “foreign custody manager” is responsible for determining that the Fund’s directly-held non-U.S. assets will be subject to reasonable care, based on standards applicable to custodians in relevant non-U.S. markets. However, certain non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non-U.S. bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain non-U.S. markets than it is in the

U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain non-U.S. countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Currency Transactions.  The Fund may engage in currency transactions, including currency forward contracts, currency futures contracts, currency swaps and other strategic transactions, in each case for hedging purpose only.  The Fund may engage in such transactions for a variety of risk management and investment purposes in connection with the management of its non-U.S. currency exposure, including to increase or reduce exposure to certain currencies, to generate income or gains or to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value.  For example, the Fund may enter into a currency transaction in connection with a purchase or sale of a non-U.S. dollar denominated security in an effort to “lock in” the U.S. dollar price of the security and avoid possible losses resulting from a change in the applicable non-U.S. exchange rate after the trade date but before the settlement date for the security.  In addition, the Fund may enter into a currency transaction in an effort to hedge its non-U.S. currency exposure against anticipated changes in non-U.S. exchange rates.  The Fund may also conduct non-U.S. currency exchange transactions on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the non-U.S. currency exchange market. The Fund may purchase and sell non-U.S. currency on a spot basis in connection with the settlement of transactions in securities traded in such non-U.S. currency.

Currency Forwards.  A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  The Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the portfolio managers believe that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and non-U.S. currencies.

Currency Futures.  The sale of a non-U.S. currency futures contract creates an obligation by the seller to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a non-U.S. currency futures contract creates an obligation by the buyer to take delivery of an amount of currency at a specified future time at a specified price.

Currency and Cross-Currency Swaps. A currency swap (or FX swap) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. A currency swap is typically arranged as a spot currency transaction that will be reversed at a set date with an offsetting forward transaction. Currency swaps are traded bilaterally.

A cross-currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Cross-currency swaps are also traded bilaterally. Upon initiation of a cross-currency swap, the two counterparties agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party makes payments (in the currency of the principal amount received) to the other. At the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate.

Currency Hedging Techniques.  The Fund may use one or more currency hedging techniques including: transaction hedging, position hedging, cross-hedging and proxy hedging. Transaction hedging typically involves entering into a currency derivative transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.  Position hedging typically involves entering into a currency derivative transaction with respect to portfolio securities positions denominated or generally quoted in that currency.  The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.  In addition, in an effort to reduce the effect of currency fluctuations on the value of existing or anticipated portfolio holdings, the Fund may engage in proxy hedging.  Proxy hedging typically entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.  Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge directly or difficult to hedge against the dollar.

Currency Transaction Risks.  Currency hedging involves many of the same risks as other derivative transactions.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the perceived linkage or correlation between various currencies may not be present or may not be present during the particular time that the Fund engages in these transactions.  There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a currency futures position.  Currency derivative transactions are also subject to risks different from those of other derivative transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.  Governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures contracts are subject to the same risks that generally apply to futures contracts.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country’s economy.  In addition, unlike other types of swaps, currency and cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies.  As a result, the entire principal value of a cross currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.  There can be no assurance that currency transactions or currency hedging techniques will be successful.

Rule 144A and Other Restricted Securities.  The Fund can invest up to 15% of its net assets in illiquid securities, measured at the time of investment.

Rule 144A was adopted under the Securities Act of 1933 (the “1933 Act”) to allow a broader institutional trading market for securities subject to restriction on resale to the general public.  The Rule provides a

“safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act.  Under the oversight of the Board of Directors (the “Board”), the portfolio managers determine the liquidity of such investments by considering relevant factors.  Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act.  Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.  The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Delayed Delivery.  Some securities in which the Fund may invest are offered on a delayed delivery (including a “when issued”) basis.  That is, delivery and payment for the securities is scheduled to occur on a future settlement date but the price, interest rate and settlement date is fixed at the time of commitment.  At all times the Fund maintains in a segregated account, cash or liquid, high grade money market instruments in an amount equal to any open commitments.  However, the Fund can meet its obligations to pay for delayed delivery securities from the sale of the securities themselves, which may have a value greater or lesser than the Fund’s payment obligation, thus producing a realized gain or loss.  When purchasing a security on a when-issued or delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes.  The yield available in the market when the delivery takes place may be higher than those obtained in the transaction itself.  Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Short Sales Against the Box.  The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.  The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement.  For example, common stocks issuable upon conversion of a convertible security sometimes can be sold at a better price than the convertible security owned by the Fund.  In such circumstances the Fund could sell the common stock short “against the box” while tendering the convertible security to the issuer for conversion.  Upon receipt of the certificates for the underlying common stock, delivery would be made to close the short sale.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale).  The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

The Fund did not effect any short sales in the last fiscal year.

Repurchase Agreements.  The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash.  A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period.  Repurchase agreements are generally collateralized by the underlying debt securities and may be considered loans under the

Investment Company Act of 1940 (“1940 Act”).  In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security. In addition, changes in regulatory requirements concerning margin for certain types of financing transactions, including repurchase agreements, could impact a Fund’s ability to utilize these investment strategies and techniques.

Common Stocks.  Although the portfolio managers do not intend to purchase common stocks, the Fund’s portfolio may include common stocks acquired upon conversion of convertible securities, upon a corporate restructuring or recapitalization.  Such securities are sold when the sale does not adversely affect the Fund’s assets.

Credit-Linked Notes.  Credit-linked notes (“CLNs”) are typically set-up as a “pass-through” note structures created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond, group of bonds, or portfolio of credit default swaps. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying assets. The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying assets as well as that of the issuing entity. In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid or fail to be repaid the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer or the underlying assets will also likely negatively impact the price of the CLN. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair.

Structured Investments.  Included among the issuers of debt or equity securities in which the Fund may invest are special purpose entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Unless a structured investment includes some form of credit enhancement, such as a guarantee by a third party, its credit risk will generally be equivalent to that of its underlying instruments; the extent of the payments made with respect to structured investments usually depends on the extent of the cash flow on the underlying instruments. However, structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions. The Fund could purchase senior or subordinated structured investments. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Purchasing subordinated structured investments may have an economic effect similar to borrowing against the related securities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Structured investments may entail significant risks that are not associated with their underlying assets.

Government Intervention in Financial Markets.  Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. Government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The portfolio managers will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Increasing Government Debt.  The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. Government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Fund’s investments.

Inflation and Deflation.  The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce the Fund’s performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. For example, the restrictions on proprietary trading in Section 619 (the “Volcker Rule”) of the Dodd-Frank Act may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Fund Operational Risk.  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Debt Security Ratings.  Moody’s, Fitch and S&P employ the designations set forth in Appendix A to rate debt securities.

Securities Lending.  The Fund may lend a portion, up to 33%, of its total assets to broker- dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market instruments.  If the Fund lends its securities, it will follow the following guidelines:

•                                          The borrower must provide collateral at least equal to the market value of the securities loaned;

•                                          The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government;

•                                          The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•                                          It must be able to terminate the loan at any time;

•                                          It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

•                                          It must determine that the borrower is an acceptable credit risk.

The risks of the Fund lending its securities are similar to the risks involved with repurchase agreements. When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund. Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•                                          Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                                          Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the Prospectus.  When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund.  However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Cyber Security Risk.  Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers, and their respective operations, to potential risks from cyber-security incidents, including cyber-attacks.  Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches.  Cyber-attacks affecting the Fund or the Adviser, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund.  For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage.  The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.  The Adviser has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially.  Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated, and the Adviser cannot control the cyber-security systems of issuers or third-party service providers.

Temporary Defensive Position.  When adverse market or economic conditions indicate to the portfolio managers that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. Government, its agencies and instrumentalities, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements.  Under such circumstances, the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The Fund is an open-end, diversified investment management company and has adopted the investment restrictions stated below.  They apply at the time securities are purchased or other relevant action is taken.  As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.  These restrictions and the Fund’s investment objectives cannot be changed without approval of the holders of a majority of outstanding Fund shares.  The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to the investment objectives described in the Prospectus, these restrictions provide that the Fund will not:

1.                                      Borrow money, except from a bank as a temporary measure for extraordinary or emergency purposes (including meeting redemptions without immediately selling securities), but not for leverage or investment, in an amount not to exceed 10% of the value of net assets at the time the borrowing is made; provided, however, that so long as such borrowings exceed 5% of the value of net assets the Fund will not make any new investments;

2.                                      Mortgage, pledge or hypothecate assets, except to an extent not greater than 10% of total assets to secure borrowings made in accordance with restriction 1 above;

3.                                      Invest more than 5% of its total assets (excluding cash and cash items) in the securities of any one issuer, except the United States Government, its agencies and instrumentalities. Investments in one or more domestic commercial banks are excluded from this 5% limitation with respect to 25% of the Fund’s total assets;

4.                                      Invest more than 25% of the Fund’s total assets in the securities of issuers (other than domestic banks and the U.S. Government, its agencies and instrumentalities) in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas and telephone utilities are considered separate industries for purposes of this restriction and finance companies as a group shall not be considered within a single industry;

5.                                      Make time deposits (excluding negotiable certificates of deposit) of more than seven days. Time deposits with maturity occurring on the Fund’s next business day or within up to seven calendar days may not exceed 10% of the Fund’s total assets;

6.                                      The Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

7.                                      Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein;

8.                                      Purchase securities on margin or sell short, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

9.                                      Purchase or sell commodities or commodity futures contracts, or interests in oil, gas or mineral exploration or development programs;

10.                               Underwrite securities of other issuers;

11.                               Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

12.                               Purchase warrants or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

13.                               Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization;

14.                               Purchase securities of any issuer for the purpose of exercising control of management;

15.                               Invest more than 5% of total assets in securities of any issuer which, together with predecessors, has been in continuous operation less than three years;

16.                               Purchase or retain the securities of an issuer if those officers or directors of the Fund or the Fund’s investment adviser who are also officers or directors of the issuer and who each own beneficially more than 0.5% of the securities of that issuer, together own more than 5% of the securities of such issuer; and

17.                               Issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund will include domestic banks in determining compliance with the 25% limit on investments in the same industry.

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund may not hold more than 15% of its net assets in illiquid securities, measured at the time of investment.

The limitations in investment restriction number 4 above will apply to investments in a particular industry or group of industries.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year.  Securities maturing in one year or less at the time of acquisition are not included in this computation.  The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.”  This rate may vary greatly from year to year as well as within a year.  For example, as disclosed in the Financial Highlights, the Fund’s portfolio turnover rate was 44% for 2016 and 64% for 2015, compared to 97% for 2014, 84% for 2013 and 77% for 2012.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund provides a complete list of its holdings four times in each fiscal year, as of the end of each quarter.  The lists also appear in the Fund’s Semi-Annual and Annual Reports to shareholders.  The Fund files the list with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters).  Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov.  A list of the Fund’s quarter-end holdings is also available at fpafunds.com and upon request on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others—request information about the Fund’s portfolio holdings.  The Board has approved policies and procedures relating to disclosure of the Fund’s portfolio holdings, which include measures for the protection of non-public portfolio holdings information, and which are designed to protect the interests of shareholders and to address potential conflicts of interest that could arise between the interests of a Fund’s shareholders, on the one hand, and those of FPA, on the other.  The Fund’s general policy is to disclose portfolio holdings to third party service providers or other third parties only: (1) if legally required to do so; or (2) when the Fund believes there is a legitimate business purpose for the Fund to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information.  This duty of confidentiality may exist under law or may be imposed by contract.  Confidentiality agreements must be consistent with the policies adopted by the Board and in form and substance acceptable to FPA’s Legal and Compliance Department and the Fund’s Chief Compliance Officer. In situations where the Fund’s policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Fund may provide, at any time, portfolio holdings information to its service providers, such as the Fund’s investment adviser, transfer agent, custodian/fund accounting agent, administrator, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and non-U.S. regulators and government agencies, and as otherwise required by law or judicial process.  Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants or derivatives clearing merchants, in connection with the Fund’s portfolio trading activities; these counterparties may not be subject to a duty of confidentiality.  In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid potential misuse of the disclosed information.

FPA provides investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund.  These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holding information for their accounts.  These clients do not owe FPA or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

FPA’s portfolio holdings policy requires any violations of the policy that affects the Fund be reported to the Fund’s Chief Compliance Officer.  If the Fund’s Chief Compliance Officer, in the exercise of her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, she is required to report the violation to the Fund’s Board.

MANAGEMENT OF THE FUND

Although the Board has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Board of Directors.  All Directors and officers of the Fund are also Directors and/or officers of one or more of six other investment companies advised by the Adviser.  These investment companies are FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund, except for the Secretary of the Fund, are also officers of the Adviser.

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all Directors of the Fund who are not “Interested Persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Directors”).

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years

Independent Directors

Sandra Brown, 1955	Director	2016	Consultant (since 2009). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA U.S. Value Fund, Inc., Source Capital, Inc., and FPA Paramount Fund, Inc. (since October 2016).	7	InterSecurities, Inc.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Mark L. Lipson, 1949	Director	2015	Consultant, ML2 Wealth Advisors, LLC (since 2014) Formerly, Managing Director and Western Region Head for Bessemer Trust (2007-2014). Formerly, Chairman and CEO or Northstar Investment Management and the Northstar Funds (1993-2001). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA U.S. Value Fund, Inc., Source Capital, Inc., and FPA Paramount Fund, Inc. (since October 2015).	7	None.

Alfred E. Osborne, Jr., 1944	Director	1999	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. (since 1999), of FPA Funds Trust (since 2002), of Source Capital, Inc. and of FPA U.S. Value Fund, Inc. (since November 2013), and of FPA Paramount Fund, Inc. (since August 2013).	7	Kaiser Aluminum, Wedbush, Inc. and Nuverra Environmental Solutions, Inc.

A. Robert Pisano, 1943	Director	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since July 2012), of FPA Funds Trust (since January 2013), of Source Capital, Inc. (since February 2013), and of FPA Capital, Inc. (since March 2013).	7	Entertainment Partners and Resources Global Professionals

Patrick B. Purcell, 1943	Director	2006	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust (since May 2006), of Source Capital, Inc. (since May 2010), of FPA U.S. Value Fund, Inc. and of FPA Paramount Fund, Inc. (since July 2012).	7	None

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Allan M. Rudnick, 1940	Director & Chairman	2010	Private investor. Formerly, Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) (1989-December 2007). Formerly, President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust (since January 2010), of Source Capital, Inc. (since May 2012), and of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since July 2012).	7	None

“Interested” Director(2)

J. Richard Atwood, 1960	Director	2016	Managing Partner of FPA (since October 2006). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years. Formerly, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.	7	None

(1)           The address for each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)           “Interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Fund’s Adviser.

Leadership Structure and Responsibilities of the Board and its Committees.  The Board has general oversight responsibility with respect to the Fund’s business and affairs.  Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets at least quarterly.  The Board is currently composed of seven directors, six of whom are each not an “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”).  The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting.  The Audit Committee of the Board meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year.  The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman.  The Chairman presides at all meetings of the Board and works with the President to set the agenda for meetings.  The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the President of the Fund, and they have frequent discussions regarding matters related to seeking to ensure that the Board obtains all of the information necessary to perform its functions and take actions.  The President of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings.  Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other Director.

The Board periodically reviews its leadership structure, including the role of the Chairman, who is an Independent Director.  The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations.  The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders.  Several members of the Board have had a long and continued service with the Fund.  As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, entertainment, and investment management.  The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director. Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

The Board has delegated day-to-day Fund and risk management to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes.  The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings.  The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year.  The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request.  For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities.  The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund.  The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports, which update compliance activities to date and results thereon.  Additionally, the CCO presents an annual report to the Board evaluating and reporting on the Fund’s compliance policies and procedures.

The Board has an Audit Committee and a Nominating and Governance Committee.  The responsibilities of each committee are described below.

Committees of the Board.  The Fund has an Audit Committee comprised of all of the Independent Directors.  The Committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firms the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act.  The Audit Committee met four times during the last fiscal year.

The Fund has a Nominating and Governance Committee consisting of all of the Independent Directors.  The Committee recommends to the full Board nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur.  The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Nominating and Governance Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee.  The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board.  Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Directors.  The Nominating and Governance Committee met four times during the last fiscal year.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board.  Director candidates must have the highest personal and professional ethics and integrity.  Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings.  The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert.  While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Fund Shares owned by Directors as of December 31, 2016

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in all FPA Funds Overseen by the Director
Independent Directors
Sandra Brown	None	None
Mark L. Lipson	$10,001-$50,000	Over $100,000
Alfred E. Osborne, Jr.	$10,001-$50,000	Over $100,000
A. Robert Pisano	$50,001-$100,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
Allan M. Rudnick	Over $100,000	Over $100,000

“Interested” Director
J. Richard Atwood	Over $100,000	Over $100,000

As of December 31, 2016, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

Director Compensation.  No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates.  The following information relates to compensation paid to the Directors.  The Fund typically pays each Independent Director an annual retainer, as well as fees for attending meetings of the Board and its Committees.  Board and Committee chairs receive additional fees for their services.  No pension or retirement benefits are accrued as part of Fund expenses.  Each such Independent Director is also reimbursed for out-of-pocket expenses incurred as a Director.

Name	Aggregate Compensation from the Fund(1)	Total Compensation from All FPA Funds(1),(2)
Independent Directors
Sandra Brown(3)	$0	$0
Mark L. Lipson	$41,690	$203,327
Alfred E. Osborne, Jr.	$42,386	$209,455
A. Robert Pisano	$49,374	$211,121
Patrick B. Purcell	$52,435	$231,545
Allan M. Rudnick	$53,440	$239,578

“Interested” Directors
J. Richard Atwood	$0	$0

(1)         No pension or retirement benefits are provided to directors by the Fund or the FPA Funds.

(2)         Includes compensation from the Fund, FPA Capital Fund, Inc., FPA Paramount Fund, Inc., FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA International Value Fund, FPA U.S. Value Fund, Inc. and Source Capital, Inc.

(3)         Ms. Brown became a Director of the Fund effective October 1, 2016.

Officers of the Fund.  Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas. H. Atteberry, 1955	Vice President and Portfolio Manager	2004	Partner of First Pacific Advisors, LLC. Formerly Chief Executive Officer of the Fund (until February 2015).

Abhijeet Patwardhan, 1980	Vice President and Portfolio Manager	2015

Managing Director (since November 2015) and a Director of Research (since April 2015) of First Pacific Advisors, LLC (the “Adviser”); Senior Vice President of the Adviser from January 2014 to November 2015; Analyst and Vice President of the Adviser from June 2010 to December 2013.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997

Managing Partner of FPA (since October 2006). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years. Formerly, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.

Leora R. Weiner, 1970	Chief Compliance Officer	2014

Managing Director and General Counsel of FPA (since June 2014); and Chief Compliance Officer of each FPA Fund (since June 2014). Formerly, Chief Compliance Officer of FPA (June 2014-January 2016); and Managing Director (March 2013-June 2014), General Counsel (September 2012-June 2014) and Chief Compliance Officer (August 2010-June 2014) of Tradewinds Global Investors, LLC, a Nuveen Investments Company.

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller for more than the past five years of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years, and Vice President of FPA (December 2005- December 2012.)

Francine S. Hayes, 1967	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

(1)   The address for each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.  Ms. Hayes’ address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Code of Ethics.  The Fund and the Adviser have adopted a Code of Ethics (“Code”) designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information.  The Code permits access persons to invest in securities for their own accounts, but place substantive and procedural restrictions on their trading activities.  The Code outlines policies and procedures designed to detect and prevent conflicts of interest relating to personal trading by all employees and to ensure that FPA effects transactions for clients in a manner consistent with its fiduciary duty and in accordance with applicable laws.  The Code prohibits FPA employees from purchasing securities (with certain limited exceptions) that are held in any client account or are under active consideration for purchase or sale by any client account. Included in this prohibition are all equivalent and/or related securities, based on the issuer.  In addition, all employees are prohibited from trading, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.  Various procedures have been adopted under the Code including the requirement to pre-clear all applicable transactions.  Additional restrictions relating to short-term trading and purchases of initial public offerings are also defined in the Code and applicable to all employees.  This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

Proxy Voting Policies and Procedures.  The Fund has delegated the responsibility for voting proxies to FPA, subject to the Board’s continuing oversight.  FPA’s Proxy Voting Policy and Procedures seek to ensure that Fund proxies are voted consistently and solely in the best economic interests of the Fund.  Below is a summary of FPA’s core proxy voting guidelines:

•                        FPA generally votes for uncontested director nominees recommended by management;

•                        FPA generally votes against issues related to Board entrenchment and anti-takeover measures, including:

•                  Proposals to adopt poison pill provisions;

•                  Proposals to require super majority votes;

•                  Proposals requesting excessive increases in authorized common or preferred shares where management does not provide an explanation for the need of additional shares; and

•                  Proposals to eliminate or limit shareholders’ rights to call a special meeting.

•                        FPA generally votes against cumulative voting rights.

Although many proxy proposals can be voted in accordance with the above guidelines, some proposals require special consideration, and FPA will make a voting decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

•                  To the extent the matter is specifically covered by FPA’s proxy voting guidelines, the proxy generally will be voted in accordance with the guidelines.

•                  To the extent FPA is making a case-by-case determination under its proxy voting guidelines, FPA will disclose the conflict to the Board and obtain instructions or consent from the Board on voting the proxy or consent to direct the matter to an independent third party for a recommendation regarding the voting of the proxy to be followed by FPA.  If the Board’s consent or the independent third party’s recommendation is not received in a timely manner, FPA will abstain from voting the proxy.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf.  Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction).  In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, 2016.  Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of

December 31, 2016, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage of Total Shares Outstanding	Type of Ownership
Charles Schwab and Co, Inc. For the Benefit of its Customers 101 Montgomery Street San Francisco, California 94104-4151	139,497,771.93 shares 28.07%	Record
Pershing LLC For the Benefit of its Customers 1 Pershing Plaza Jersey City, New Jersey 07399-0001	44,297,195.62 shares 8.91%	Record
First Clearing LLC For the Benefit of its Customers 2801 Market Street St. Louis, Missouri 63103	28,087,156.88 shares 5.65%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.  First Pacific Advisors, LLC, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since July 11, 1984.  Presently, the Adviser manages assets of approximately $30 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional and sub-advised accounts.  Currently, the personnel of First Pacific Advisors, LLC consists of 31 persons engaged full time in portfolio management or investment research in addition to 55 persons engaged full time in trading, administrative, financial or clerical activities.

The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio.  The Adviser is authorized, subject to the control of the Fund’s Board, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include the charges and expenses of any registrar and any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other governmental agencies; the cost of stock certificates representing shares of the Fund; fees involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission (the “SEC”) and various states and other jurisdictions; all expenses of shareholders’ and Directors meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of independent and unaffiliated Directors; the expense of furnishing, or causing to be furnished, all shareholders a statement of account after every noncommissionable transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’ corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under Federal, state and other laws; association dues; interest payable on Fund borrowings; and postage.

Under the Advisory Agreement, the Adviser pays the Fund the amount by which certain defined operating expenses of the Fund for any fiscal year exceed 1.50% of the first $15 million of average net assets, plus 1% of the remaining average net assets.  Such reimbursement is calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly.

As of June 1, 2016, the Adviser contractually agreed to reimburse expenses in excess of 0.49% of the average daily net assets of the Fund (excludes brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through May 31, 2017. Further, commencing on February 1, 2017, the Adviser has contractually agreed to reimburse expenses in excess of 0.49% of the average daily net assets of the Fund (excludes brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2018.

For services rendered, facilities furnished and expenses assumed, the Adviser is paid an investment management fee. Such fee is payable monthly at the annual rate of 0.50% of the Fund’s net assets.  The fee is calculated and accrued for each calendar day by applying the annual rate to the net assets of the Fund as of the close of the prior business day, and dividing the amount computed by the number of calendar days in the fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if specifically approved each year (a) by the Fund’s Board or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval.  The continuation of the Advisory Agreement to September 30, 2016, has been approved by the Board and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act).  The Advisory Agreement may be terminated without penalty by the Fund’s Board or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended September 30, 2014, 2015, and 2016, the Fund’s Adviser received net advisory fees of $26,935,182, $28,501,399, and $25,113,673, respectively.  During the fiscal year ended September 30, 2016, the Adviser waived advisory fees of $1,608,154.  No other amounts were waived or reduced under the expense reimbursement provision described above.

Principal Underwriter.  UMB Distribution Services, LLC (the “Distributor”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”).  The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s Transfer Agent.

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distribution Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice. The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.

Administrator.  Until March 23, 2015, the Adviser performed certain administrative services for the Fund.  Effective on that date, State Street Bank and Trust Company (“Administrator”), located at One Lincoln Street, Boston, MA 02111, serves as the administrator to the Fund, FPA Capital Fund, Inc., FPA Funds Trust on behalf of the FPA Crescent Fund and FPA International Value Fund, FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital Inc. (each, a “Fund”, and collectively, the “Fund Complex”).  Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of each Fund.  The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per Fund minimum (minimum annual fee of $110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis calculated at the following annualized rates:  0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter.

Transfer Agent.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as transfer agent for the Fund.

Custodian.  Pursuant to a custodian agreement, State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

Independent Registered Public Accounting Firm.  The Fund’s independent registered public accounting firm, Deloitte & Touche LLP, audits and reports on the annual financial statements of the Fund and Deloitte Tax LLP reviews the Fund’s federal income tax returns. Deloitte & Touche LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.  Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Deloitte & Touche LLP is 555 West 5th Street, Suite 2700, Los Angeles, California 90013.

Legal Counsel. Dechert LLP serves as counsel to the Fund and the Independent Directors.  The address of Dechert LLP is One Bush Street, Suite 1600, San Francisco, California 94104.

PORTFOLIO MANAGERS

The portfolio managers, Thomas H. Atteberry and Abhijeet Patwardhan, are also responsible for the day-to-day management of other accounts.

Other Accounts Managed by Portfolio Managers.  Set forth below is the following information with respect to the other accounts managed by the portfolio managers as of September 30, 2016.  Messrs. Atteberry and Patwardhan manage the following accounts (including the Fund):

Name of Portfolio Manager	Types of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Thomas Atteberry	Registered Investment Companies:	2	$5,321	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	15	$927	0	$0
Abhijeet Patwardhan	Registered Investment Companies:	2	$5,321	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	15	$927	0	$0

Conflicts of Interest.  A portfolio manager may also be responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity.  Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities.  A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Because of their positions with the Fund, each portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.  In addition, regulatory issues applicable to FPA or one or more FPA funds or other accounts may result in certain FPA funds not receiving securities that may otherwise be appropriate for them.  Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio managers that the overall benefits outweigh any disadvantages that may arise from this practice.  In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment.  Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or ‘‘odd lot’’ allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA.  Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities.  Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more other FPA funds or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment.  Such FPA funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment.  When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross-Trades.  FPA, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates.  Any such purchases, sales, or exchanges generally will be effected only in compliance with applicable SEC rules and guidance and will be subject to approval by FPA’s legal and compliance department and Board oversight.

Material Non-Public Information.  FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise.  Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material.

FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information.  Therefore, the Fund may not have access to material non-public information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken.  Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees; Investments in FPA Private Funds.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  In addition, a portfolio manager may have investments in one or more FPA-managed private funds.  Any performance fee arrangements or private fund investments may create a conflict of interest for the portfolio manager and for FPA in that the portfolio manager and FPA may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund.  FPA has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the FPA funds and such other accounts on a fair and equitable basis over time or otherwise.  (See Investment and Trade Opportunities above.)

Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for the portfolio managers and for FPA with respect to an FPA fund’s investments in privately placed securities:  the portfolio manager and FPA may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s.  FPA and the FPA funds have adopted policies and procedures reasonably designed to address this potential conflict and to prevent such investments from favoring an FPA private fund.  Among other requirements, these policies and procedures require that such investments comply with Section 17(d) of the Investment Company Act and SEC rules and guidance thereunder, which have the effect of requiring that any such investments be on equal terms and that FPA cannot negotiate to structure an investment to favor the private funds.  In addition, these policies and procedures require legal and compliance approval and oversight by the Fund’s Board, and they provide for management of conflicts that might arise from the exercise of ownership rights after purchase.  Such investments also are subject to FPA’s allocation procedures, described above.

The Fund currently has invested in privately placed securities in which certain FPA-managed hedge funds also have invested, on equal terms; the Fund’s portfolio managers have invested in certain of these private funds.  FPA’s legal and compliance department monitors these investments to determine whether they present additional conflicts of interest that must be addressed, and the compliance department periodically reports on this subject to the Board.

Compensation.  Compensation of the Adviser’s portfolio managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components.  The most significant portion of the variable component is based upon the Adviser’s assessment of the portfolio managers’ performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.

The majority of the fixed portion is based on the revenues received on the assets managed by the portfolio managers, including the Fund’s assets.

For those portfolio managers who are equity owners of the Adviser, the value of such portfolio manager’s ownership interest in the Adviser is dependent upon a variety of factors, including his ability to effectively manage the business over the long term.

Ownership of Securities.  As of December 31, 2016, the portfolio managers owned shares of the Fund as set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Thomas Atteberry	Over $1,000,000
Abhijeet Patwardhan	$ 500,001-$1,000,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices.  Equity securities are generally traded on an agency basis.  For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis.  Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund.  In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis.  Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services.  Subject to policies determined by the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker- dealer would have charged for the same transaction.  The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund.  The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions.  The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate.  The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion.  The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody.  The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy.  Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts.  Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts.  However, the Adviser might not use all such research services in managing the Fund’s portfolio.  In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account.  Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary.  However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security.  Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund.  The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down.  When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

The Adviser anticipates that brokerage commissions and other transaction costs on non-U.S. stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions.  There generally is less governmental supervision and regulation of non-U.S. stock exchanges and brokers than in the U.S.

During the fiscal years ended September 30, 2016, September 30, 2015, and September 30, 2014, the Fund paid no brokerage commissions.

CAPITAL STOCK

Common Stock.  Each share of the Fund participates equally in dividends and liquidation rights.  Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights.  The Fund has authorized 700 million shares of $0.01 par value Common Stock.

Voting Rights.  The By-Laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently.  In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors).  When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Net Asset Value.  Net asset value is computed as of the close of the New York Stock Exchange (“NYSE”) on each business day during which the NYSE is open.  Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding.  The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The net asset value per share, rounded to the nearest cent per share, is the total market value of all of the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding.  Such computation is made by (a) valuing securities listed or traded on a national securities exchange at the last sale price or, if there has been no sale that day, at the last bid price (for securities traded on the NASDAQ National Market System, the NASDAQ Official Closing Price is used), (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by NASDAQ or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith in accordance with procedures adopted by the Board.  Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when investors will not be able to purchase or redeem the Fund’s shares.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities.  Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Additional fair value procedures may be applied to address issues related to Fund holdings outside the United States.  Non-U.S. securities held by the Fund may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund’s net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.  Events of this type could include, for example, significant price changes in other markets (e.g., U.S. debt markets).

In-Kind Purchases. The Fund, in its sole discretion and subject to procedures adopted by the Directors, may determine to issue its shares in-kind in exchange for securities held by the purchaser having a value, determined in accordance with the Fund’s policies for valuation of its portfolio securities, equal to the purchase price of the shares of the Fund issued. The Fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the Fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the Fund, along with the securities. Shares purchased in exchange for securities in-kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

Authorized Financial Intermediaries.  The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders.  These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order.  No other action is required by the shareholder who places an order with a financial intermediary.  Customer orders are priced at the Fund’s net asset value per share next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee.  Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent.  In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA Exchange Privilege.  The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Prospectus.  If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Purchase, Pricing and Sale of Shares” in the Prospectus.

By use of the exchange privilege, the investor authorizes UMB Fund Services, Inc. (“Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine.  The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.  The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the FPA funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent.  “Processing “a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt.  Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent.  Exchange requests received on a business day after the time shares of the FPA Funds involved in the request are priced, are processed on the next business day as described above.

Redemption of Shares.  Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase, Redemption and Pricing of Shares - Net Asset Value.”  The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Telephone Redemption.  Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option.  The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the

Account Privileges Change Form.  Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed.  The letter must be signed exactly as the shareholder’s name(s) appear on the account.  All signatures require a guarantee as described under “Purchase, Pricing and Sale of Shares” in the Prospectus.  The Account Application and Account Privileges Change Form are available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L.  As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization.  If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions.  If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

Redemptions-In-Kind. The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.  Pursuant to procedures adopted by the Fund’s Board, the Fund reserves the right to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Redemption Fee.  The Fund is intended as a long-term investment and not as a short-term trading vehicle.  At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change.  The Fund has adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

As set forth in the Prospectus, investors in shares of the Fund are subject to a redemption fee, equal to 2.00% of the net asset value of the shares redeemed or exchanged, on redemptions and exchanges made by the investor within ninety (90) calendar days after the shares’ acquisition (whether by purchase or exchange) (the “Redemption Fee”).  A new holding period begins on the day following each acquisition of shares through a purchase or exchange.

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange.  Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by FPA.  In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fee is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders.  The purpose of the Redemption Fee is also to eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the Fund.  There is no assurance that the use of Redemption Fees will be successful in this regard.

The Fund’s ability to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Fund’s Frequent Trading Policy.  The Fund cannot ensure that these financial intermediaries will in all cases apply the Fund’s policy to accounts under their control.

Waivers of Redemption Fees. The Fund has elected not to impose the Redemption Fee in the following situations:

•                              redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•                              redemptions or exchanges in connection with a systematic rebalancing or automatic withdrawal plan (including an automatic exchange plan);

•                              redemptions requested following the death or disability of a shareholder (or, if a trust, its beneficiary);

•                              certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

•                              redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•                              redemptions or exchanges in connection with distributions from a 529 plan;

•                              redemptions or exchanges by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

•                              redemptions or exchanges by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;

•                              involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; and

•                              otherwise as FPA and the Board may determine in their sole discretion.

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption Fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans):  (1) where the shares being redeemed or exchanged are purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); (2) redemptions made in connection with taking out a loan from the plan; (3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; (4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or in connection with paying plan administrative fees; (5) redemptions made in connection with a participant’s termination of employment; and (6) redemptions or exchanges where the application of a Redemption Fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

Except as described in the foregoing paragraph, Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant takes shares of Fund A that were purchased with new contributions and exchanges them into Fund B, a Redemption Fee would not apply to that exchange.  However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to Redemption Fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing Redemption Fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the Redemption Fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Fund may eliminate or modify the waivers enumerated above at any time, in its sole discretion.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The Fund’s imposition of a 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The section titled “2% Redemption Fee” in the Prospectus provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares” in the Prospectus). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with on exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. Further, the Fund fair values its holdings, when applicable, as described under “Purchase, Pricing and Sales of Shares” in the Prospectus. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them.  When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value.  All earnings accumulate tax- free until distribution.

An investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

General.  The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain non-U.S. currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short- term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders an amount at least equal to 90% of its investment company taxable income and net-tax exempt income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or non-U.S. currencies, net income from certain publicly traded partnerships (“QPTPs”) or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses and (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of certain cure provisions enacted as part of the Regulated Investment Company Modernization Act of 2010  then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts— and all or part of those dividends would be eligible for the dividends- received deduction available to corporations under certain circumstances.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year (taking into account certain deferrals and elections) and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund generally intends to continue to meet this distribution requirement to avoid Excise Tax liability.

Zero Coupon Securities.  The Fund may acquire (1) zero coupon or other securities issued with original issue discount (“OID”) and/or (2) Treasury inflation-indexed securities (initially known as Treasury inflation-protection securities) (“TIPS”), on which principal is adjusted based on changes in the Consumer Price Index.  The Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities.  The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount.  Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Lower-Rated Securities.  Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities.  Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.  These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

Certain Fixed Income Securities.  The Fund may hold residual interests in real estate mortgage investment conduits (“REMICs”).  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of RICs that hold residual REMIC interests.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (“Service”) issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests.

The Notice provides that a RIC must (1) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (2) inform shareholders that are nominees of the amount and character of the excess inclusion income allocated thereto, (3) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its record shareholders that are “disqualified organizations” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to unrelated business taxable income)  nominees, and (4) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to non-U.S. persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so.

The Fund does not intend to purchase residual interests in REMICs.

Special Tax Treatment.  Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the Income Requirement. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the Excise Tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Non-U.S. Investments.  Dividends and interest the Fund receives, and gains it realizes, on non-U.S. securities may be subject to income, withholding, or other taxes non-U.S. countries and U.S. possessions impose that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many non-U.S. countries do not impose taxes on capital gains on investments by non-U.S. investors.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”).  A PFIC is any non-U.S. corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a non-U.S. corporation’s shares, to ascertain whether the corporation is a PFIC and that a non-U.S. corporation may become a PFIC after the Fund acquires shares therein.  The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

Non-U.S. Currencies.  Gains from the disposition of non-U.S. currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement.  The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any non-U.S. currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income taxes and the Excise Tax.

Under Code section 988, any gains or losses (1) from the disposition of non-U.S. currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a non-U.S. currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.  Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of non-U.S. currencies into U.S. dollars on a daily basis.  When the Fund does so, it will incur the costs of currency conversion.

Taxation of the Fund’s Shareholders.  Taxation of the Fund’s Shareholders. Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet. However, income from repurchase agreements and interest on mortgage-backed U.S. government securities generally are not so exempt. A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares.  In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, non-U.S. corporation or partnership, or non-U.S. trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  Depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for exemption from withholding tax, and a portion of the Fund’s distributions (e.g. interest and dividends from non-U.S. sources or any non-U.S. currency gains) would be ineligible for such exemption.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other non-U.S. countries with respect to one or more alternative approaches to implement FATCA.  An entity in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under the Code.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the prospectus.  Non-U.S. investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

*              *              *              *              *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund.  It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive.  Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, non-U.S., state, or local taxes.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended September 30, 2016 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference.  Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.  The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.fpafunds.com.

Other information.  The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

APPENDIX A: RATINGS

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Moody’s

Aaa - Bonds judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as gilt- edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium- grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements.  Their future cannot be considered to be as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.                                      An application for rating was not received or accepted.

2.                                      The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.                                      There is a lack of essential data pertaining to the issue or issuer.

4.                                      The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

Fitch

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. Default is a real possibility.

CC - Very high levels of credit risk. Default of some kind seems probable.

C - Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Note: The modifiers Plus (+) or Minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation category, or to corporate finance obligation ratings in the categories below ‘CCC’.

S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong, and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate.  Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-):  The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:  Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Commercial Paper Ratings.  Moody’s and S&P employ the designations set forth below to rate commercial paper.

Moody’s designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers.  Issuers rated Prime- 1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations.  Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Issuers assigned the highest rating by S&P (“A”) are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.  A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong.  A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.